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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                          PROTECTED EQUITY PORTFOLIO

                      SUPPLEMENT DATED FEBRUARY 26, 2007
                                      TO
               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED)

This supplement applies to Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we", "us", or "our"). This supplement contains information regarding the availability of the guaranteed minimum accumulation benefit rider for certain decedent contracts. This supplement provides information in addition to that contained in the prospectuses dated May 1, 2006 (as supplemented) for the contracts. It should be read in its entirety and kept together with your prospectus for a future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. THE ANNUITY CONTRACT

In the section titled "THE ANNUITY CONTRACT," add the following after the fourth paragraph:

    Note that, because of the Guaranteed Minimum Accumulation Benefit rider, this contract is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status--Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). (See "Living Benefit--Guaranteed Minimum Accumulation Benefit--GMAB and Decedent Contracts.")

2. LIVING BENEFIT

In the "LIVING BENEFIT" section, add the following as the very last paragraph:

    GMAB AND DECEDENT CONTRACTS. Note that, because of the Principal Protection rider, this contract is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status--Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the Principal Protection rider.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900   Telephone: (888) 556-5412
             Irvine, CA 92614

                                                                    SUPP-PEPSTR